PLEDGE AGREEMENT

             THIS PLEDGE AGREEMENT, dated as of June 29, 2001 (the “Agreement”),  by and between Fargo Electronics, Inc., a Delaware corporation (the “Pledgor”), and LaSalle National Bank National Association, as Agent for the Lender Parties (the “Secured Party”).

RECITALS:

             A.         Pledgor has requested extensions of credit from the Lender Parties pursuant to the terms of that certain that certain Loan Agreement, dated as of September 15, 2000, between Pledgor and the Secured Party, as amended by an Amendment No. 1 to Credit Agreement and Waiver (“First Amendment”) dated as of April 20, 2001 (such Credit Agreement as so amended and as it may be further amended, modified, supplemented, increased or restated from time to time being referred to herein as the “Loan Agreement”).

             B.          As a condition subsequent to the First Amendment, and as a condition to the granting of further Revolving Loans under the Credit Agreement, the Secured Party and the Lender Parties require that Pledgor enter into this Agreement.

             C.          Pledgor has determined that the execution, delivery and performance of this Agreement is in Pledgor’s best business and pecuniary interest.

             NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is agreed as follows:

             1.          Definitions.

             As used herein, the following terms shall have the meanings set forth in this Section:

             “Collateral” shall mean all property in which a security interest is granted hereunder.

             “Loan Agreement” shall have the meaning provided in the recitals hereto.

“Pledged Account” shall mean Pledgor’s account no. with Wells Fargo Brokerage Services, LLC. (the “Custodian”).

             “Pledged Assets” shall mean the Pledged Account and all cash, credit balances, securities, other financial assets and investment property and all other property now or hereafter held in the Pledged Account, all present and future dividends and other distributions on any Pledged Assets, all of the Pledgor’s other present and future rights relating to any Pledged Assets, any other assets pledged by the Pledgor to Secured Party, and all Proceeds.

             "Pledgor" shall have the meaning set forth in the preamble hereto.

             "Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of Collateral or Proceeds.

             “Secured Party” shall have the meaning set forth in the preamble hereto.

             “UCC” shall mean the Uniform Commercial Code as enacted in the State of Minnesota, as amended from time to time, including, without limitation, on and after the effective date of Minn. Laws 2000, Chapter 399, substantially adopting Revised Article 9 of the Uniform Commercial Code as approved by the National Conference of Commissioners on Uniform State Laws in July, 1998 (as so adopted being sometimes hereinafter referred to as “Revised Article 9”) by Revised Article 9.

             Other terms defined herein shall have the meanings ascribed to them herein.  All capitalized terms used herein and not specifically defined herein shall have the meaning ascribed to them in the Loan Agreement.

             2.          Pledge.  To secure payment of the Obligations, Pledgor hereby pledges to the Secured Party and grants to the Secured Party a security interest in the Pledged Account and the Pledged Assets.

             3.          Representations and Warranties.  Pledgor represents and warrants that:

             a.          Pledgor is, or at the time of any future delivery, pledge, assignment or transfer will be, the legal and beneficial owner of all of the Collateral with full right to deliver, pledge, assign and transfer the Collateral to the Secured Party as Collateral hereunder free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof except for that granted hereunder;

             b.          Upon delivery of the Collateral to the Secured Party or upon other perfection of the Secured Party’s security interest in the Collateral pursuant to applicable law, this Agreement shall create a valid first lien upon and a perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or agreement purporting to grant a security interest in Collateral or any part thereof.

             4.          Covenants.  Pledgor hereby agrees as follows:

             a.          Except as otherwise provided in this Agreement, Pledgor shall accept the following as the Secured Party’s agent, in trust for the Secured Party, and shall deliver such forthwith (but in no event later than 10 days after Pledgor acquires any stock or trust certificates or other instrument representing or evidencing any of the Collateral) to the Secured Party in the exact form received with, as applicable, such party’s endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Secured Party, subject to the terms hereof, as part of the Collateral:

             (i)          Stock and trust certificates representing the Collateral or notes, bonds, debentures, or other instruments constituting Collateral;

             (ii)         Options, warrants, or rights, whether as an addition to or in substitution or in exchange for any of the Collateral, or otherwise;

             (iii)        Principal and interest payments, dividends or distributions relating to the Collateral payable or paid in property, including securities issued by a person other than the issuer of any of the Collateral; and

             (iv)       Principal and interest payments, dividends or distributions relating to the Collateral payable or paid in cash except as provided in subsection 4.b. below.

Pending such delivery, all of the Collateral not delivered to the Secured Party on the date hereof shall be held in trust for the Secured Party, separate and distinct from any other property of Pledgor and free of all liens and claims whatsoever other than the security interest of the Secured Party created hereunder.

             b.          So long as no Default or Event of Default shall have occurred and be continuing:

             (i)          all  dividends and other distributions with respect to the Pledged Assets shall be retained in the Pledged Account and re-invested in Pledged Assets; and

             (ii)         Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Assets or any part thereof for any purpose not inconsistent with the terms of this Agreement.

Immediately and without further notice, upon the occurrence of any Event of Default, the Secured Party or its nominee shall have the right to require the Custodian to comply with any order originated by Secured Party to sell, transfer, redeem or reinvest the proceed of, any or all of the Pledged Assets, including any order to transfer any or all of the Pledged Assets to Secured Party, all without the consent of Pledgor and to exercise all rights pertaining to the Pledged Assets as if the Secured Party were the absolute owner thereof, including without limitation, the right to exercise all conversion, exchange, subscription or other rights, privileges or options, pertaining to any of the Pledged Assets, and, in connection therewith, to deliver any of the Pledged Assets to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine. all without liability except to account for property actually received by it; but the Secured Party shall not have any duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

             c.          Upon the occurrence of an Event of Default, the Secured Party may, upon at least ten (10) days prior written notice to Pledgor given in accordance with Section 4.i. hereof, but without any other demand of performance or other demand or advertisement to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Collateral or any part thereof, or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, at such prices and on such terms as the Secured Party may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Secured Party, the Secured Party or any purchaser to purchase upon any such sale the whole or any part of the Collateral free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.  Any disposition made in accordance with the provisions of this paragraph shall be deemed to have been commercially reasonable.  Pledgor agrees that if any Collateral is sold at any public or private sale, the Secured Party may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Secured Party, respecting compliance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws and regulations (“Blue Sky Laws”), and a sale subject to such condition shall be deemed commercially reasonable.

If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Collateral pursuant to this Section 4.c., such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act or registered or qualified under applicable Blue Sky Laws, as then in effect, Pledgor further agrees that in any sale of any of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as they may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without  limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable or accountable to Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

             d.          In addition to the foregoing, whenever an Event of Default shall exist hereunder, the Secured Party may, at its option, upon at least ten (10) days prior written notice to Pledgor given in accordance with Section 4.i. hereof, but without any other demand, exercise any of the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law.

             e.          Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, Pledgor will not, without the prior written consent of the Secured Party, sell, convey, or otherwise dispose of any of Pledgor’s interest in the Collateral or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral or the proceeds thereof, other than  that created hereby.

             f.           Pledgor warrants and will, at Pledgor’s own expense, defend the Secured Party’s right, title, special property and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

             g.          Beyond the exercise of reasonable care to assure the safe custody of the Collateral while held hereunder, the Secured Party shall not have any duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral upon surrendering it or tendering surrender of it to Pledgor.

             h.          Pledgor, by entering into this Agreement and negotiating the terms hereof, hereby waives any rights Pledgor may have to demand any notices other than those provided for herein and any right to a hearing as a condition precedent to the Secured Party’s exercise of its rights hereunder.

             i.           If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given in accordance with the notice provisions of the Loan Agreement at least ten (10) days before such disposition.

             j.           No delay or failure by the Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

             k.          Pledgor agrees to take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement.

             l.           Except as otherwise expressly permitted in writing by the Secured Party, any amount deposited into the Pledged Account shall be invested in Pledged Assets that are of a type of Pledged Security includable in the Borrowing Base.

             5.          Application of Proceeds.  All Proceeds of Collateral received by the Secured Party, at the Secured Party’s election, may be held by the Secured Party as cash collateral or may be applied to the payment of the Obligations in such order as the Secured Party may elect; provided, however, that after the occurrence of an Event of Default, the Secured Party shall apply such Proceeds: (a) prior to the effective date of Revised Article 9 of the UCC, in accordance with Minnesota Statutes Section 336.9–504; or (b) on and after the effective date of Revised Article 9, in accordance with Minnesota Statutes Section 336.9-609.

             6.          Termination.  Upon payment or prepayment of all Obligations after the termination of any Revolving Loan Commitment under the Loan Agreement, this Agreement shall be terminated.  Upon such termination, the Secured Party shall deliver to Pledgor the original of all stock certificates, forms of stock certificate assignments, notes and any other Collateral received by it pursuant to the terms hereof.

             7.          Power–of–Attorney.  Pledgor hereby irrevocably appoints the Secured Party or any other person whom the Secured Party may from time to time designate as Pledgor’s attorney–in–fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from and after the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to assign, pledge, convey or otherwise transfer title in or dispose  of any of the Collateral to any third person after the occurrence of an Event of Default and obtain any regulatory approvals in connection therewith.  Pledgor ratifies and approves all acts of the attorney taken within the scope of the authority granted.  The Secured Party, nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law, except that nothing in this sentence shall relieve or discharge any such Person from liability for its gross negligence or willful misconduct.  This power, being coupled with an interest, is irrevocable so long as any Obligation remains unpaid.

             8.          Costs and Expenses.  Pledgor hereby agrees to reimburse the Secured Party, on demand, for all reasonable and necessary costs and expenses incurred by the Secured Party in connection with the enforcement of this Agreement (including costs and expenses incurred by any sub–agent employed by the Secured Party) and agrees to indemnify and hold harmless the Secured Party, and/or any such sub–agent, from and against any and all liability incurred by the Secured Party (or such sub–agent) hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of such person.

             9.          Notices.  Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing.  All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.  Either party may change its address for notices by a notice given not less than five (5) Business Days prior to the effective date of the change.

             10.        Binding Agreement; Assignment.  This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise grant any option with respect to the Collateral, or any part thereof. The obligations of Pledgor hereunder are joint and several.

             11.        Miscellaneous Provisions.  Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated nor may any of the Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Secured Party.  The section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. The recitals hereto are incorporated herein by reference.

             12.        Governing Law.  THIS AGREEMENT HAS BEEN MADE AND DELIVERED AT MINNEAPOLIS, MINNESOTA, AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent  of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

             13.        Waiver of Jury Trial.  PLEDGOR AND  SECURED PARTY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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             Executed and delivered as of the day and year first above written.

Fargo Electronics, Inc.

	By:	/s/ Jeffrey D. Upin

	Its:	VP Admin& General Counsel

Subscribed and sworn to before me this 29th day of June , 2001.

/s/ Maria Hoffman

Notary Public

Accepted as of the day and year first above written.

LaSalle Bank National Association, as Agent for the Lender Parties

By:	/s/ Ann Pifer

Its:	First Vice President